Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Astralis, Ltd. (the "Company"), certifies that:

(1) the Interim Report on Form 10-QSB of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Interim Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 22, 2006                             /s/ Michael Garone
                                                --------------------------------
                                                Michael Garone
                                                Interim Chief Executive Officer,
                                                Interim President, Chief
                                                Financial Officer

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.